EXHIBIT 99.1
On July 17, 2024, Braemar Hotels & Resorts Inc. (“Braemar” or the “Company”) completed the sale of the 390-room Hilton Torrey Pines located in La Jolla, California (“Hilton Torrey Pines”) for approximately $163.1 million in cash, net of selling expenses. Additionally, the Company repaid the $66.6 million mortgage loan secured by the hotel property. The Company owns an indirect 75% equity interest in the Hilton Torrey Pines.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2024. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2023, and the three months ended March 31, 2024, assumes the disposition closed on January 1, 2023. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of the Hilton Torrey Pines and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain resulting from the disposition of the Hilton Torrey Pines is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2024
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Hilton Torrey Pines (B)	Adjustments		Braemar Consolidated Pro Forma
ASSETS
Investment in hotel properties, gross	$2,388,484	$121,922	$—		$2,266,562
Accumulated depreciation	(512,215)	(55,869)	—		(456,346)
Investment in hotel properties, net	1,876,269	66,053	—		1,810,216
Cash and cash equivalents	137,051	4,196	163,050	(C) (i)	230,432
			1,327	(C) (i)
			(66,800)	(C) (ii)
Restricted cash	82,372	7,747	—		74,625
Accounts receivable, net of allowance	41,001	1,231	—		39,770
Inventories	4,681	60	—		4,621
Prepaid expenses	11,342	1,190	—		10,152
Investment in unconsolidated entity	1,625	—	—		1,625
Derivative assets	3,087	—	—		3,087
Operating lease right-of-use assets	78,117	43,626	—		34,491
Other assets	18,701	104	—		18,597
Intangible assets, net	3,409	—	—		3,409
Due from third-party hotel managers	23,777	—	—		23,777
Total assets	$2,281,432	$124,207	$97,577		$2,254,802
LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,223,277	$66,135	$—		$1,157,142
Accounts payable and accrued expenses	144,240	5,005	(200)	(C) (ii)	139,035
Dividends and distributions payable	9,253	—	—		9,253
Due to Ashford Inc.	3,728	—	—		3,728
Due to related parties, net	766	—	—		766
Due to third-party hotel managers	1,993	449	—		1,544
Operating lease liabilities	60,298	41,186	—		19,112
Other liabilities	22,895	—	—		22,895
Derivative liabilities	—	—	—		—
Total liabilities	1,466,450	112,775	(200)		1,353,475
5.50% Series B cumulative convertible preferred stock, $.01 par value, 3,078,017 shares issued and outstanding at March 31, 2024	65,426	—	—		65,426
Series E redeemable preferred stock, $0.01 par value, 16,162,834 shares issued and outstanding at March 31, 2024	375,261	—	—		375,261
Series M redeemable preferred stock, $0.01 par value, 1,747,771 shares issued and outstanding at March 31, 2024	43,694	—	—		43,694
Redeemable noncontrolling interests in operating partnership	33,005	—	—		33,005
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at March 31, 2024	16	—	—		16
Common stock, $0.01 par value, 250,000,000 shares authorized, 66,477,431 shares issued and outstanding at March 31, 2024	664	—	—		664
Additional paid-in capital	718,606	11,432	76,240	(C) (i)	718,606
			1,327	(C) (i)
			(66,135)	(C) (ii)
Accumulated deficit	(412,013)	—	65,107	(C) (i)	(347,255)
			(349)	(C) (ii)
Total stockholders’ equity of the Company	307,273	11,432	76,190		372,031
Noncontrolling interest in consolidated entities	(9,677)	—	21,703	(C) (i)	11,910
	—	—	(116)	(C) (ii)	—
Total equity	297,596	11,432	97,777		383,941
Total liabilities and equity	$2,281,432	$124,207	$97,577		$2,254,802
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Braemar as of March 31, 2024, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2024, filed on May 9, 2024.
(B)Represents the removal of the historical balance sheet of the Hilton Torrey Pines as of March 31, 2024.
(C)Represents adjustments for Braemar’s disposition of the Hilton Torrey Pines as of March 31, 2024, which includes: (i) an adjustment for the cash consideration received of approximately $163.1 million, net of selling expenses and cash received for hotel net working capital; and (ii) the cash paid to repay the mortgage loan secured by the Hilton Torrey Pines and accrued interest.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2023
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Hilton Torrey Pines (B)	Adjustments		Braemar Consolidated Pro Forma
REVENUE
Rooms	$464,899	$28,736	$—		$436,163
Food and beverage	185,331	15,827	—		169,504
Other	89,113	6,152	—		82,961
Total hotel revenue	739,343	50,715	—		688,628
EXPENSES
Hotel operating expenses:
Rooms	105,439	5,277	—		100,162
Food and beverage	144,544	8,324	—		136,220
Other expenses	227,913	15,875	—		212,038
Management fees	23,261	1,523	—		21,738
Total hotel operating expenses	501,157	30,999	—		470,158
Property taxes, insurance and other	38,629	2,877	—		35,752
Depreciation and amortization	93,272	4,176			89,096
Advisory services fee	31,089	—	—		31,089
Corporate general and administrative	13,523	—	—		13,523
Total expenses	677,670	38,052	—		639,618
Gain (loss) on disposition of assets	—	—	86,810	(C) (i)	86,810
OPERATING INCOME (LOSS)	61,673	12,663	86,810		135,820
Equity in earnings (loss) of unconsolidated entity	(253)	—	—		(253)
Interest income	6,401	346	—		6,055
Other income (expense)	293	—	—		293
Interest expense and amortization of premiums and loan costs	(94,219)	(6,069)	—		(88,150)
Write-off of premiums, loan costs and exit fees	(3,489)	—	(465)	(C) (ii)	(3,954)
Gain (loss) on extinguishment of debt	2,318	—	—		2,318
Unrealized gain (loss) on derivatives	(663)	—	—		(663)
INCOME (LOSS) BEFORE INCOME TAXES	(27,939)	6,940	86,345		51,466
Income tax (expense) benefit	(2,689)	(174)	—		(2,515)
NET INCOME (LOSS)	(30,628)	6,766	86,345		48,951
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,619)	—	(19,895)	(C) (iii)	(21,514)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	5,230	—	(3,957)	(C) (iv)	1,273
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(27,017)	6,766	62,493		28,710
Preferred dividends	(42,304)	—	—		(42,304)
Deemed dividends on preferred stock	(4,719)	—	—		(4,719)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMMON STOCKHOLDERS	$(74,040)	$6,766	$62,493		$(18,313)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(1.13)				$(0.28)
Weighted average common shares outstanding—basic	65,989				65,989
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(1.13)				$(0.28)
Weighted average common shares outstanding—diluted	65,989				65,989

See accompanying notes.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2024
(in thousands, except share and per share amounts)

	Braemar Consolidated Historical (A)	Hilton Torrey Pines (B)	Adjustments		Braemar Consolidated Pro Forma
Revenue
Rooms	$138,552	$6,295	$—		$132,257
Food and beverage	53,547	4,066	—		49,481
Other	26,980	1,379	—		25,601
Total hotel revenue	219,079	11,740	—		207,339
Expenses
Hotel operating expenses:
Rooms	28,264	1,285	—		26,979
Food and beverage	40,717	2,137	—		38,580
Other expenses	60,076	3,419	—		56,657
Management fees	6,976	352	—		6,624
Total hotel operating expenses	136,033	7,193	—		128,840
Property taxes, insurance and other	10,685	789	—		9,896
Depreciation and amortization	25,420	1,090	—		24,330
Advisory services fee	6,700	—	—		6,700
Corporate general and administrative	(2,226)	—	—		(2,226)
Total operating expenses	176,612	9,072	—		167,540
Operating income (loss)	42,467	2,668	—		39,799
Equity in earnings (loss) of unconsolidated entity	(49)	—	—		(49)
Interest income	796	99	—		697
Interest expense and amortization of loan costs	(26,491)	(1,692)	—		(24,799)
Write-off of premiums, loan costs and exit fees	(721)	—	—		(721)
Unrealized gain (loss) on derivatives	932	—	—		932
Income (loss) before income taxes	16,934	1,075	—		15,859
Income tax (expense) benefit	(1,452)	(64)	—		(1,388)
Net income (loss)	15,482	1,011	—		14,471
(Income) loss from consolidated entities attributable to noncontrolling interests	743	—	253	(C) (iii)	996
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(296)	—	59	(C) (iv)	(237)
Net income (loss) attributable to the Company	15,929	1,011	312		15,230
Preferred dividends	(10,407)	—	—		(10,407)
Deemed dividend on preferred stock	(1,998)	—	—		(1,998)
Net income (loss) available to common stockholders	$3,524	$1,011	$312		$2,825
Income (loss) per share – basic:
Income (loss) attributable to common stockholders	$0.05				$0.04
Weighted average common shares outstanding—basic	66,455				66,455
Income (loss) per share – diluted:
Income (loss) attributable to common stockholders	$0.05				$0.04
Weighted average common shares outstanding—diluted	268,516				72,357

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Braemar for the year ended December 31, 2023, as reported in its Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 14, 2024 and the historical consolidated statement of operations of Braemar for the three months ended March 31, 2024, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2024, filed on May 9, 2024.
(B)Represents the removal of the historical consolidated statements of operations of the Hilton Torrey Pines for the year ended December 31, 2023 and the three months ended March 31, 2024.
(C)Represents adjustments for the Company’s sale of the Hilton Torrey Pines, which includes: (i) the estimated non-recurring gain on the disposition of the Hilton Torrey Pines for the year ended December 31, 2023; (ii) an adjustment for the write-off of deferred loan costs; (iii) the (income) loss allocated to noncontrolling interest in consolidated entities related to the disposition of the Hilton Torrey Pines, including the estimated non-recurring gain for the year ended December 31, 2023, based on an ownership percentage of 25% for both the year ended December 31, 2023, and the three months ended March 31, 2024; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of the Hilton Torrey Pines, including the estimated non-recurring gain for the year ended December 31, 2023, based on an ownership percentage of 6.63% for the year ended December 31, 2023, and 7.75% for the three months ended March 31, 2024. There is no additional estimated tax effect associated with the hotel no longer being part of the consolidated group for the year ended December 31, 2023, and the three months ended March 31, 2024. The pro forma gain and the related tax effects, resulting from the disposition of the Hilton Torrey Pines are preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.